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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

       Date of Report (Date of earliest event reported) November 7, 1997
                               (November 7, 1997)

Commission File Number                        0-11655

                                NTS-PROPERTIES IV
             (Exact name of registrant as specified in its charter)

         Kentucky                                 61-1026356
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

   10172 Linn Station Road
   Louisville, Kentucky                               40223
(Address of principal executive                    (Zip Code)
offices)

Registrant's telephone number,
including area code                               (502) 426-4800

                                 Not Applicable
               Former name, former address and former fiscal year,
                          if changed since last report




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Item 5. Other Items


On February 1, 1996, NTS-Properties IV (the "Partnership") established an Interest Repurchase Reserve pursuant to Section 16.4 of the Partnership's Amended and Restated Agreement of Limited Partnership. Under Section 16.4, limited partners may request the Partnership to repurchase their respective interests (Units) in the Partnership. The Partnership notified the limited partners of the establishment of the Interest Repurchase Reserve and the opportunity to request that the Partnership repurchase Units at the established price pursuant to that certain letter to limited partners dated February 1, 1996, a copy of which is attached hereto and made a part hereof.

As was previously reported in the Form 8-K filed with the Commission on January 10, 1997 the Partnership had received notice that Philip Crosby Associates, Inc. (Crosby) did not intend to pay full rental due under its lease from and after January 1997. Crosby leased the majority of the space in University Business Center Phase II. The business center is owned by the Lakeshore/University II Joint Venture of which the Partnership has an 18% interest. To conserve cash, the Repurchase of Partnership Units was interrupted, effective December 30, 1996.

A conditional settlement was reached at a court ordered mediation conference with Crosby, its parent company, and the Joint Venture. The Joint Venture has accepted the settlement terms and their parent company has agreed to pay a portion of Crosby's liability to the Joint Venture in full satisfaction of all claims against Crosby and any of its affiliates.

As of November 7, 1997, NTS-Properties IV (the "Partnership") has elected to fund an additional amount of $45,000 to its Interest Repurchase Reserve. With this funding, the Partnership will be able to repurchase up to 300 Units at a currently contemplated price of $150 per Unit. The Interest Repurchase Reserve was originally established February 1, 1996 pursuant to Section 16.4 of the Partnership's Amended and Restated Agreement of Limited Partnership. The Partnership intends to notify the Limited Partners of the additional funding to the Repurchase Reserve and this opportunity to request that the Partnership repurchase Units at the established price by letter dated November 7, 1997, a copy of which is attached hereto and made a part thereof.




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February 1, 1996


Dear NTS-Properties IV Investor:

Over the last few years, a small market has developed for the trading of limited partnership interests through companies such as the Chicago Partnership Board. Units in our and other NTS Partnerships have transferred at values which the General Partner believes to be discounted. Although the General Partner continues to strongly recommend that our investors hold their Units rather than sell, we do recognize that circumstances may arise from which an investor may feel compelled to sell his or her Units. As a result, in our cash distribution mailings we included a list of some of the companies which have indicated to us that they arrange trades of NTS Partnership Units.

In the interest of helping to establish a "floor" or minimum price for trades in NTS-Properties IV Units, the Partnership has established an Interest Repurchase Reserve in the amount of $297,450 pursuant to Section 16.4 of the Partnership's Limited Partnership Agreement. Under this Section of the Partnership Agreement, the Partnership may repurchase Units from investors who indicate in writing their desire to sell. With this Repurchase Reserve, the Partnership will be able to repurchase and retire up to 1,983 Units at a currently contemplated price of $150 per Unit. Since the repurchased Units will be retired, there will be fewer investors for the distribution of assets.

Units will be repurchased on a "first-come, first-served" basis until the Interest Repurchase Reserve is depleted. If the number of Units submitted for repurchase exceeds that which can be repurchased by the Partnership in the first quarter, those additional Units may be repurchased in subsequent quarters. The Partnership may, at the discretion of the General Partner, continue to set aside funds in the Interest Repurchase Reserve.

The above repurchase price per Unit was established by the General Partner in its sole discretion, and does not purport to represent the fair market value or liquidation value of a Unit. The General Partner believes that this purchase price represents a discount from the value of each Unit. However, there is no guarantee of the amount that limited partners who choose not to sell their Units will receive upon the ultimate liquidation of the Partnership.

If you are interested in the Partnership repurchasing your Units, please sign, date and return the enclosed Repurchase Request form in the envelope provided. Upon receipt of your signed Repurchase Request form, we will provide you with transfer documents and appropriate instructions. Payment for repurchased Units will be made within 10 days after you have returned the properly executed transfer documents. No transfer fees or commissions will be charged for the repurchase. You may obtain further information on the Interest Repurchase Reserve by calling our transfer agent at (303) 705- 6196.


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November 7, 1997

Dear NTS-Properties IV Investor:

On February 1, 1996, the Partnership announced the funding of an Interest Repurchase Reserve, pursuant to Section 16.4 of the Partnership's Limited Partnership Agreement. Under this Section of the Partnership Agreement, the Partnership may repurchase Units from investors who indicate in writing their desire to sell. Since the repurchased Units will be retired, there will be fewer investors for the distribution of assets. In the second quarter, the Partnership elected to fund additional monies to the Interest Repurchase Reserve. With this funding, the Partnership repurchased additional Units, before the Repurchase Program was interrupted in December 1996.

Due to Investor requests, the Partnership has elected to resume the Repurchase Program. The Interest Repurchase Reserve will be funded with an additional $45,000. This will enable the Partnership to repurchase and retire up to 300 additional Units at a currently contemplated price of $150 per Unit from investors who sign and return the Repurchase Request form attached to this letter.

Units will be repurchased on a "first-come, first served" basis until the Interest Repurchase Reserve is depleted. If the number of Units submitted for repurchase exceeds that which can be repurchased by the Partnership, those additional Units may be repurchased at a later date. The Partnership may at the discretion of the General Partner continue to set aside funds in the Interest Repurchase Reserve.

The above offering price per Unit was established by the General Partner in its sole discretion, and does not purport to represent the fair market value or liquidation value of a Unit. The General Partner believes that this purchase price represents a substantial discount from the value of each Unit and strongly recommends to the investors that Units be held and not sold. However, there is no guarantee of the amount that limited partners who choose not to sell will receive upon the ultimate liquidation of the Partnership.

If you are interested in the Partnership repurchasing your Units, please sign, date and return the enclosed Repurchase Request form, as instructed. Upon receipt of your Repurchase Request, we will provide your with the appropriate transfer form and instructions. No transfer fees or commissions will be charged for the repurchase.

You may obtain further information on the Interest Repurchase Reserve by calling our Investor Services at (800) 928-1492 Ext. 544.


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                               REPURCHASE REQUEST

                        For Limited Partnership Units in

                                NTS-PROPERTIES IV






                                                  November 7,  1997

I request that NTS-Properties IV repurchase my limited partnership interest(s) ("Units") at the price of $150 per Unit, as described in the letter to me from NTS-Properties Associates IV dated November 7, 1997 to which this Repurchase Request is attached. As a condition to repurchase, I understand that I hereby waive the provisions of Section 16.4 of the Amended and Restated Agreement of Limited Partnership of NTS-Properties IV (the "Partnership Agreement") regarding the price and terms of repurchase of Units, and fully and finally release
NTS-Properties IV and its General Partner from any and all known or unknown claims, liability and actions, whether arising under or pertaining to the Offering or Prospectus for NTS- Properties IV, the Partnership Agreement or otherwise. I will reaffirm my waiver and release upon execution of the transfer documents. Please send me the appropriate transfer documents.


             I own ________ Units of NTS-Properties IV. I have read and fully understand the foregoing.



[Each owner of the Limited Partner Units must sign below.]



_______________________
Date


________________________________       ____________________________________
Signature of Limited Partner           Signature of Limited Partner




________________________________       ____________________________________
Printed Name                           Printed Name



Once completed, forward this form to:        NTS-Properties IV
                                             c/o Gemisys Corporation
                                             7103 S. Revere Parkway
                                             Englewood, CO 80112


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 NTS-PROPERTIES IV
                                                     (Registrant)

                                           BY:   NTS-Properties Associates IV
                                                 BY: NTS Capital Corporation,
                                                     General Partner


                                                     /s/ John W. Hampton
                                                     John W. Hampton
                                                     Senior Vice President



Date:    November 7, 1997




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